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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 4, 2004
                                                          -------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


        MICHIGAN                        1-13092                38-1841410
        --------                        -------                ----------
(State or other jurisdiction           Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)


        30200 TELEGRAPH ROAD, SUITE 105                        48025
          BINGHAM FARMS, MICHIGAN                             -------
   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number including area code: (248) 644-7110
                                                          --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 9.  Regulation FD Disclosure

         On March 4, 2004, Malan Realty Investors, Inc. issued a press release regarding the sale of one property and a partial redemption call for $5.0 million of 9.5% Convertible Subordinated Debentures. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1     Press release issued March 4, 2004















                                       2



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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MALAN REALTY INVESTORS, INC.
                                   (registrant)



March 9, 2004                      By: /s/ Melinda M. Hale
                                       -------------------
                                       Melinda M. Hale
                                       Acting Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION

EX-99.1                    Press release issued March 4, 2004

















                                       4